FOR RELEASE ON OCTOBER 24 AT 4:01 PM EASTERN TIME

Investor Relations Contact	Press Contact
Shirley Stacy	Shannon Mangum Henderson
Align Technology, Inc.	Ethos Communication, Inc.
(408) 470-1150	(678) 540-9222
sstacy@aligntech.com	align@ethoscommunication.com

Align Technology Announces Third Quarter 2007 Results
Revenues Increase 46% Year Over Year

•	Q3 Revenues of $71.5 Million Increase 46 Percent Year Over Year
•	Q3 GAAP Net Profit of $9.5 Million, or $0.13 per diluted share
•	Case Shipments of 52,050 Increase 46 Percent Year Over Year

Santa Clara, Calif. - October 24, 2007 - Align Technology, Inc. (Nasdaq: ALGN) today reported financial results for the third quarter, ended September 30, 2007. Total revenues for the third quarter of 2007 (Q3 07) were $71.5 million. This reflects a year-over-year increase of 46 percent compared to $49.0 million in the third quarter of 2006 (Q3 06). On a sequential basis revenues decreased 7 percent in a seasonally slower quarter, compared to $76.6 million in the second quarter of 2007 (Q2 07). As disclosed previously, Q2 07 revenues of $76.6 million included $5.2 million in backlog shipments caused by the allocation of capacity to the Patients First Program during prior quarters.

“I’m pleased with the financial results for the third quarter with revenue growth of 46 percent year over year and EPS four cents higher than expectations. Continued improvement from operations and stable ASPs resulted in stronger than expected gross margin of 74.6 percent,” said Thomas M. Prescott, president and CEO of Align Technology. “We continue to see strong consumer interest for the Invisalign system and demand for doctor certification remains high.”

On a generally accepted accounting principles (GAAP) basis, net profit for Q3 07 was $9.5 million, or $0.13 per diluted share. This reflects a significant increase from a GAAP net loss of $10.3 million, or $0.16 loss per diluted share in Q3 06, and a decrease in GAAP net profit from $13.6 million, or $0.19 per diluted share in Q2 07.

Non-GAAP net profit for Q3 07 was $12.6 million or $0.17 per diluted share. This reflects a significant increase from a non-GAAP net loss of $8.0 million, or $0.13 loss per diluted share in Q3 06, and a decrease in non-GAAP net profit from $16.5 million, or $0.23 per diluted share in Q2 07. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included below.

Q3 07 Operating Results

Key GAAP Operating Results	Q3 07	Q2 07	Q3 06
Gross Margin	74.6%	73.6%	65.8%
Operating Expense	$44.9M	$42.9M	$43.2M
Net Profit (Loss)	$9.5M	$13.6M	($10.3M)
Earnings (Loss) Per Diluted Share (EPS)	$0.13	$0.19	($0.16)

Key Non-GAAP Operating Results	Q3 07	Q2 07	Q3 06
Non-GAAP Gross Margin	75.0%	73.8%	66.1%
Non-GAAP Operating Expense	$41.8M	$40.3M	$41.1M
Non-GAAP Net Profit (Loss)	$12.6M	$16.5M	($8.0M)
Non-GAAP Earnings (Loss) Per Diluted Share	$0.17	$0.23	($0.13)

Liquidity and Capital Resources
As of September 30, 2007, Align had $110.0 million in cash, cash equivalents, marketable securities and restricted cash, compared to $64.1 million as of December 31, 2006.

Key Business Metrics
The following table highlights business metrics for Align’s third quarter of 2007. Additional historical information is available on the Company’s website at http://investor.aligntech.com.

Revenue by Channel:	Q3 07	Q3’07/Q2’07 % Change	Q3’07/Q3’06 % Change
U.S. Orthodontists	$22.5 million	(9.9%)	38.5%
U.S. GP Dentists	$34.8 million	(4.3%)	53.4%
International	$11.6 million	(0.0%)	58.6%
Training and Other	$ 2.6 million	(28.2%)	(7.3%)
Total Revenue	$71.5 million	(6.7%)	45.7%

Average Selling Price (ASP) :	Q3 07	Q3’07/Q2’07 % Change	Q3’07/Q3’06 % Change
Total Worldwide Blended ASP	$1,320	(0.3%)	2.2%
Total Worldwide ASP excluding Invisalign Express	$1,430	(0.4%)	(3.9%)
U.S. Orthodontists Blended ASP	$1,230	(0.5%)	(2.0%)
U.S. GP Dentists Blended ASP	$1,310	(0.0%)	6.0%
International	$1,580	(2.8%)	(3.2%)

Number of Cases Shipped:	Q3 07	Q3’07/Q2’07 % Change	Q3’07/Q3’06 % Change
U.S. Orthodontists - Full Invisalign	15,150	(10.0%)	58.7%
U.S. Orthodontists - Invisalign Express	3,100	(6.9%)	(8.1%)
U.S. GP Dentists - Full Invisalign	21,900	(3.9%)	74.8%
U.S. GP Dentists - Invisalign Express	4,600	(6.5%)	(20.4%)
International- Full Invisalign	7,200	1.8%	66.1%
International- Invisalign Express	100	17.1%	(6.5%)
Total Cases Shipped	52,050	(5.4%)	45.8%

Number of Doctors Cases were Shipped to:	Q3 07
U.S. Orthodontists	3,710
U.S. GP Dentists	10,200
International	2,330
Total Doctors Cases were Shipped to Worldwide	16,240

Number of Doctors Trained Worldwide:	Q3 07	Cumulative
U.S. Orthodontists	90	8,230
U.S. GP Dentists	1,220	25,980
International	260	11,840
Total Doctors Trained Worldwide	1,570	46,050

Multiple Case Doctors (Cumulative as of):	Q3 07
U.S. Orthodontists	89.1%
U.S. GP Dentists	87.3%
International	75.7%

Doctors Starting Invisalign Treatment (Cumulative as of):	Q3 07
U.S. Orthodontists	6,600
U.S. GP Dentists	20,480
International	6,240
Total Doctors Starting Invisalign Treatment	33,320

Doctor Utilization Rates*:	Q3 07	Q2 07	Q3 06
U.S. Orthodontists	4.9	5.3	4.7
U.S. GP Dentists	2.6	2.7	2.5
International	3.1	3.1	2.7
Total Utilization Rate	3.2	3.4	3.0
*Utilization = # of cases/# of doctors cases were shipped to

Business Outlook
For the fourth quarter 2007 (Q4 07), Align Technology expects revenues to increase 26 to 31 percent year over year and be in a range of $69.5 million and $72.2 million. GAAP earnings per diluted share for Q4 07 is expected to be in a range of $0.06 and $0.09. Non-GAAP earnings per diluted share for Q4 07 is expected to be in a range of $0.11 and $0.13.

For fiscal 2007, Align Technology expects revenues to increase 36 to 38 percent year over year and be in a range of $281.3 and $284.0 million. GAAP earnings per diluted share for fiscal 2007 is expected to be in a range of $0.49 and $0.51. Non-GAAP earnings per diluted share for fiscal 2007 is expected to be in a range of $0.63 and $0.65.

A more comprehensive business outlook, including a reconciliation of GAAP to Non-GAAP financial measures, is available following the financial tables of this release.

Align Webcast and Conference Call
Align Technology will host a conference call today, October 24, 2007 at 4:30 p.m. ET, 1:30 p.m. PT, to review its third quarter 2007 results, discuss future operating trends and business outlook. The conference call will also be webcast live via the Internet. To access the webcast, go to the “Events & Presentations” section under Company Information on Align Technology’s Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8341 approximately fifteen minutes prior to the start of the call. If you are unable to listen to the call, an archived webcast will be available beginning approximately one hour after the call’s conclusion and will remain available for approximately 12 months. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with account number 292 followed by # and conference number 227480 followed by #. The replay must be accessed from international locations by dialing 201-612-7415 and using the same account and conference numbers referenced above. The telephonic replay will be available through 5:30 p.m. ET on November 7, 2007.

About Align Technology, Inc.
Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating malocclusion, or the misalignment of teeth. Invisalign corrects malocclusion using a series of clear, nearly invisible, removable appliances that gently move teeth to a desired final position. Because it does not rely on the use of metal or ceramic brackets and wires, Invisalign significantly reduces the aesthetic and other limitations associated with braces. Invisalign is appropriate for treating adults and older teens. Align Technology was founded in March 1997 and received FDA clearance to market Invisalign in 1998.

To learn more about Invisalign or to find a certified Invisalign doctor in your area, please visit http://www.invisalign.com or call 1-800-INVISIBLE.

About non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principals (GAAP), we use the following non-GAAP financial measures: non-GAAP gross profit, gross margin, profit (loss) from operations, net profit (loss), earnings (loss) per share, and operating expenses, which exclude stock-based compensation. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations” and “Business Outlook Summary” included at the end of this release.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our “core operating performance”. Management believes that “core operating performance” represents Align’s performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from “core operating performance” certain expenses and expenditures that may not be indicative of our operating performance including not only non-cash charges, such as stock-based compensation, but also discrete cash charges that are infrequent or one-time in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal evaluation of period-to-period comparisons. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are provided to and used by our institutional investors and the analyst community to help them analyze the health of our business.

Forward-Looking Statement
This news release, including the tables below, contain forward-looking statements, including statements regarding Align's anticipated financial results and certain business metrics for the fourth quarter and full year of 2007, including anticipated revenue, gross profit, gross margin, operating expense, net profit, earnings per share, percentage of revenue by channel, case shipments and average selling prices. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, continued customer demand for Invisalign, the timing of case submissions from our doctors within a quarter, acceptance of Invisalign by consumers and dental professionals, Align's third party manufacturing processes and personnel, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, competition from manufacturers of traditional braces and new competitors, Align's ability to develop and successfully introduce new products and product enhancements, and the loss of key personnel, including members of its direct sales force. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 12, 2007, and its Quarterly Reports on Form 10-Q. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

# # #

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Revenues	$71,451	$49,034	$211,815	$151,163

Cost of revenues	18,132	16,789	55,908	47,578

Gross profit	53,319	32,245	155,907	103,585

Operating expenses:
Sales and marketing	24,226	19,165	71,729	59,872
General and administrative	13,949	19,238	38,014	49,656
Research and development	6,749	4,807	19,117	13,526
Patients First Program	-	-	(1,796)	-

Total operating expenses	44,924	43,210	127,064	123,054

Profit (loss) from operations	8,395	(10,965)	28,843	(19,469)

Interest and other income, net	1,108	854	2,243	2,393

Profit (loss) before income taxes	9,503	(10,111)	31,086	(17,076)

Provision for income taxes	(43)	(209)	(1,030)	(618)

Net profit (loss)	$9,460	$(10,320)	$30,056	$(17,694)

Net profit (loss) per share
- basic	$0.14	$(0.16)	$0.45	$(0.28)
- diluted	$0.13	$(0.16)	$0.42	$(0.28)

Shares used in computing net profit (loss) per share
- basic	67,970	63,230	66,709	62,907
- diluted	72,230	63,230	71,058	62,907

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$87,969	$55,113
Restricted cash	20	93
Marketable securities, short-term	22,022	8,931
Accounts receivable, net	46,002	33,635
Inventories, net	3,542	3,090
Other current assets	7,592	7,227
Total current assets	167,147	108,089

Property and equipment, net	26,014	26,904
Goodwill and intangible assets, net	11,802	14,302
Other long-term assets	1,931	2,263

Total assets	$206,894	$151,558

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Line of credit	$-	$11,500
Accounts payable	6,344	5,034
Accrued liabilities	36,706	40,307
Deferred revenue	12,942	10,942
Total current liabilities	55,992	67,783

Other long term liabilities	195	219

Total liabilities	56,187	68,002

Total stockholders' equity	150,707	83,556

Total liabilities and stockholders' equity	$206,894	$151,558

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP

Reconciliation of GAAP to Non-GAAP Gross Profit
(in thousands, except percentages)

	Three Months Ended
	September 30,	June 30,	September 30,
	2007	2007	2006

GAAP Gross profit	$53,319	$56,356	$32,245
Stock based compensation expense	259	210	186

Non-GAAP Gross profit	$53,578	$56,566	$32,431

Non-GAAP Gross margin	75.0%	73.8%	66.1%

Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

Three Months Ended
September 30,	June 30,	September 30,
2007	2007	2006

GAAP Operating expenses	$44,924	$42,908	$43,210
Stock based compensation expense	3,129	2,655	2,091

Non-GAAP Operating expenses	$41,795	$40,253	$41,119

Reconciliation of GAAP to Non-GAAP Net Profit (Loss)
(in thousands, except per share amounts)

Three Months Ended
September 30,	June 30,	September 30,
2007	2007	2006

GAAP Net profit (loss)	$9,460	$13,618	$(10,320)
Stock based compensation expense	3,388	2,865	2,277
Tax effect of stock based compensation expense	(261)	(33)	-

Non-GAAP Net profit (loss)	$12,587	$16,450	$(8,043)

Diluted Net profit (loss) per share:
GAAP	$0.13	$0.19	$(0.16)
Non-GAAP	$0.17	$0.23	$(0.13)

Shares used in computing diluted net profit (loss) per share	72,230	71,207	63,230

Summary of Stock Based Compensation Expense
(in thousands)

Three Months Ended
September 30,	June 30,	September 30,
2007	2007	2006

Cost of revenues	$259	$210	$186
Sales and marketing	1,301	898	714
General and administrative	1,403	1,429	1,015
Research and development	425	328	362

Total stock based compensation expense	$3,388	$2,865	$2,277

ALIGN TECHNOLOGY, INC.
BUSINESS OUTLOOK SUMMARY
(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align’s business outlook is difficult to predict. Align’s future performance involves numerous risks and uncertainties and the company’s results could differ materially from the outlook provided. Some of the factors that could affect Align’s future financial performance and business outlook are set forth under “Forward Looking Information” above in this press release.

Financials (including reconciliation of GAAP to non-GAAP financial measures)
(in millions, except per share amounts and percentages)

	GAAP	Adjustment			Non-GAAP
Revenue
Q4 2007	$69.5 - $72.2	-			$69.5 - $72.2
FY 2007	$281.3 - $284.0	-			$281.3 - $284.0

Gross Profit
Q4 2007	$50.4 - $52.8	$0.3	(a	)	$50.7 - $53.1
FY 2007	$206.3 - $208.7	$1.0	(a	)	$207.3 - $209.7

Gross Margin
Q4 2007	72.5% - 73.1%	0.4% - 0.5%	(a	)	73.0% - 73.5%
FY 2007	73.3% - 73.5%	0.3% - 0.4%	(a	)	73.7% - 73.8%

Operating Expenses
Q4 2007	$46.4 - $47.3	$3.0 - $3.1	(a	)	$43.3 - $44.3
FY 2007	$173.5 - $174.4	$9.4	(a),(b	)	$164.1 - $165.0

Net Profit
Q4 2007	$4.7 - $6.3	$3.4	(a),(c	)	$8.1 - $9.7
FY 2007	$34.8 - $36.4	$10.0	(a),(b),(c	)	$44.8 - $46.4

Net Profit per Diluted Share
Q4 2007	$0.06 - $0.09	$0.04 - $0.05			$0.11 - $0.13
FY 2007	$0.49 - $0.51	$0.14			$0.63 - $0.65

(a) Non-cash stock-based compensation
(b) Includes Patient First Program credit of $1.8 million
(c) Tax impacts on Non-GAAP adjustments.

Business Metrics
	4Q 2007	FY 2007
Channel as a % of Revenue
U.S. Orthodontists - Full	28%	29%
U.S. GP Dentists - Full	42%	43%
International Invisalign	17%	16%
Invisalign Express	8%	8%
Training/Other	4%	4%
Case Shipments	50K - 52K	202.1K - 204.1K
Blended ASP, excl Express	$1,430	$1,430
Blended ASP, incl Express	$1,330	$1,330
Cash	$115 - $120	$115 - $120
DSO	~56 days	~56 days
Capex		$8.0M - $10.0M
Depreciation & Amortization		$13.0M - $14.0M